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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 or 15 (d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                Date of report (Date of earliest event reported):
                                  July 25, 2003

                              INTERMET Corporation
             (Exact name of registrant as specified in its charter)

           Georgia                     0-13787                58-1563873
(State or other jurisdiction of      (Commission             (IRS Employer
        incorporation)               File Number          Identification No.)

   5445  Corporate Drive, Suite 200, Troy, Michigan           48098-2683
       (Address of principal executive offices)                (Zip code)

                                 (248) 952-2500
              (Registrant's telephone number, including area code)




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Item 5.  Other Events

On July 25, 2003, the Company issued a press release announcing that it had completed the sale of a machining plant in Illinois, a non-core business unit of the Company, to JJL Group, LLC. A copy of the press release is attached to this report as Exhibit 99.1, incorporated into this item by reference.


Item 7.  Financial Statements and Exhibits

(c)      Exhibits

Exhibit 99.1      Press release dated July 25, 2003



























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                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        INTERMET Corporation

                                        By: /s/ Alan J. Miller
                                            -----------------------------------
                                            Alan J. Miller
                                            Vice President, General Counsel and
                                            Assistant Secretary

Dated: July 25, 2003



















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                                  Exhibit Index


        Exhibit           Description
        -------           -----------
         99.1             Press Release Dated July 25, 2003